Exhibit 99.1
EARNINGS RELEASE
By:    Expeditors International of Washington, Inc.
1015 Third Avenue, Suite 1200
Seattle, Washington 98104
CONTACTS:

Jeffrey S. Musser	Bradley S. Powell	Geoffrey Buscher
President and Chief Executive Officer	Senior Vice President and Chief Financial Officer	Director - Investor Relations
(206) 674-3433	(206) 674-3412	(206) 892-4510

FOR IMMEDIATE RELEASE
__________________________________________________________________________________________________________________________________________________________________________
EXPEDITORS REPORTS THIRD QUARTER 2017 EPS OF $0.66
SEATTLE, WASHINGTON - November 7, 2017, Expeditors International of Washington, Inc. (NASDAQ:EXPD) today announced third quarter 2017 financial results including the following highlights compared to the same quarter of 2016:

•	Diluted Net Earnings Attributable to Shareholders per share (EPS1) increased 12% to $0.66

•	Net Earnings Attributable to Shareholders increased 12% to $120 million

•	Operating Income increased 12% to $187 million

•	Revenues increased 15% to $1.8 billion

•	Net Revenues[2] increased 10% to $599 million

•	Airfreight tonnage volume increased 12% and ocean container volume increased 4%

“This quarter represents the culmination of the efforts from our staff over the last few quarters,” said Jeffrey S. Musser, President and Chief Executive Officer. “We’ve spent a significant amount of time working with our customers to bring pricing back in line with the changes that have taken place in the market. While accomplishing that task, our staff has also continued to provide the high level of service that our customers have come to expect from Expeditors. We remain extremely thankful for the exceptional employees and customers with whom we get to work each day.

“While our current focus has shifted somewhat from volume growth - due to the margin impacts that can occur - we continued to record strong performance in all of our services, winning new business and growing volumes with existing customers. We think the numbers speak for themselves with regards to the quality of volume growth that we are experiencing.”

Bradley S. Powell, Senior Vice President and Chief Financial Officer, added, “Despite the highly unpredictable rate environment, our people exercised careful restraint to bring our benchmark operating income as a percentage of net revenue back above 30% for the quarter, as compared to the first two quarters of 2017. We are managing expenses well, as our growth in volumes has significantly outpaced our growth in headcount. At the same time, we continue to make critical investments in our technology and create additional efficiencies for both ourselves and our customers."

Expeditors is a global logistics company headquartered in Seattle, Washington. The Company employs trained professionals in 177 district offices and numerous branch locations located on six continents linked into a seamless worldwide network through an integrated information management system. Services include the consolidation or forwarding of air and ocean freight, customs brokerage, vendor consolidation, cargo insurance, time-definite transportation, order management, warehousing and distribution and customized logistics solutions.

_______________________
1Diluted earnings attributable to shareholders per share.
2Non-GAAP measure calculated as revenues less directly related operating expenses attributable to the Company's principal services. See reconciliation on the last page of this release.
NOTE: See Disclaimer on Forward-Looking Statements on the following page of this release.

Expeditors International of Washington, Inc.
Third Quarter 2017 Earnings Release, November 7, 2017
Financial Highlights for the Three and Nine months ended September 30, 2017 and 2016 (Unaudited)
(in 000's of US dollars except per share data)

	Three months ended September 30,			Nine months ended September 30,
	2017	2016	% Change	2017	2016	% Change
Revenues	$1,802,166	$1,562,394	15%	$5,019,577	$4,456,030	13%
Net revenues[1]	$599,142	$545,259	10%	$1,690,380	$1,615,445	5%
Operating income	$186,895	$167,263	12%	$501,249	$497,953	1%
Net earnings attributable to shareholders	$120,263	$107,581	12%	$322,378	$320,217	1%
Diluted earnings attributable to shareholders per share	$0.66	$0.59	12%	$1.77	$1.75	1%
Basic earnings attributable to shareholders per share	$0.67	$0.59	14%	$1.79	$1.76	2%
Diluted weighted average shares outstanding	181,788	182,692		181,951	182,958
Basic weighted average shares outstanding	179,416	181,177		179,827	181,645
_______________________
1Non-GAAP measure calculated as revenues less directly related operating expenses attributable to the Company's principal services. See reconciliation on the last page of this release.
During the three and nine-month periods ended September 30, 2017, we repurchased 3.6 million and 6.1 million shares of common stock at an average price of $56.18 and $55.93 per share, respectively. During the three and nine-month periods ended September 30, 2016, the Company repurchased 2.0 million and 5.4 million shares of common stock at an average price of $51.16 and $49.64 per share, respectively.

	Employee headcount as of September 30,
	2017	2016
North America	6,043	5,769
Europe	3,013	2,846
North Asia	2,548	2,498
Middle East, Africa and India	1,503	1,494
South Asia	1,495	1,364
Latin America	800	758
Information Systems	889	810
Corporate	357	338
Total	16,648	15,877

	Year-over-year percentage increase in:
	Airfreight kilos	Ocean freight FEU
2017
July	7%	6%
August	10%	2%
September	17%	3%
Quarter	12%	4%
_______________________
Investors may submit written questions via e-mail to: investor@expeditors.com. Questions received by the end of business on November 10, 2017 will be considered in management's 8-K “Responses to Selected Questions” expected to be filed on or about November 20, 2017.

Disclaimer on Forward-Looking Statements:
Certain portions of this release contain forward-looking statements which are based on certain assumptions and expectations of future events that are subject to risks and uncertainties, including comments on our ability to implement price adjustments, the quality of the volume growth that we are experiencing, the highly unpredictable rate environment, and our ability to manage expenses well. Actual future results and trends may differ materially from historical results or those projected in any forward-looking statements depending on a variety of factors including, but not limited to, the future success of our business model, our ability to maintain consistent and stable operating results, our ability to perpetuate profits, changes in customer demand for Expeditors’ services caused by a general economic slow-down, changes in global trade volumes, customers’ inventory build-up, decreased consumer confidence, geopolitical changes, foreign exchange rates, regulatory actions or changes or the unpredictable acts of competitors and other risks, risk factors and uncertainties detailed in our Annual Report as updated by our reports on Form 10-Q, filed with the Securities and Exchange Commission.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(In thousands, except per share data)
(Unaudited)

	September 30, 2017	December 31, 2016
Assets
Current Assets:
Cash and cash equivalents	$1,033,444	$974,435
Accounts receivable, net	1,349,854	1,190,130
Other current assets	135,623	54,014
Total current assets	2,518,921	2,218,579
Property and equipment, net	513,070	536,572
Goodwill	7,927	7,927
Other assets, net	28,963	27,793
	$3,068,881	$2,790,871
Liabilities and Equity
Current Liabilities:
Accounts payable	$836,055	$726,571
Accrued expenses, primarily salaries and related costs	216,146	185,502
Federal, state and foreign income taxes	23,853	17,858
Total current liabilities	1,076,054	929,931
Deferred Federal and state income taxes	11,746	13,727

Commitments and contingencies

Shareholders’ Equity:
Preferred stock; none issued	—	—
Common stock, par value $0.01 per share. Issued and outstanding 177,559 shares at September 30, 2017 and 179,857 shares at December 31, 2016	1,776	1,799
Additional paid-in capital	1,464	2,642
Retained earnings	2,053,723	1,944,789
Accumulated other comprehensive loss	(78,960)	(104,592)
Total shareholders’ equity	1,978,003	1,844,638
Noncontrolling interest	3,078	2,575
Total equity	1,981,081	1,847,213
	$3,068,881	$2,790,871

07-November-2017	Expeditors International of Washington, Inc.	Page 3 of 8

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Statements of Earnings
(In thousands, except per share data)
(Unaudited)

	Three months ended		Nine months ended
	September 30,		September 30,
	2017	2016	2017	2016
Revenues:
Airfreight services	$735,164	$621,566	$2,022,577	$1,764,512
Ocean freight and ocean services	563,386	495,460	1,585,730	1,414,344
Customs brokerage and other services	503,616	445,368	1,411,270	1,277,174
Total revenues	1,802,166	1,562,394	5,019,577	4,456,030
Operating Expenses:
Airfreight services	547,595	444,359	1,490,417	1,236,555
Ocean freight and ocean services	411,061	359,991	1,163,051	1,006,710
Customs brokerage and other services	244,368	212,785	675,729	597,320
Salaries and related costs	319,050	291,204	930,159	868,091
Rent and occupancy costs	30,533	27,091	87,826	81,029
Depreciation and amortization	12,272	11,882	36,241	34,853
Selling and promotion	10,608	10,134	32,476	29,817
Other	39,784	37,685	102,429	103,702
Total operating expenses	1,615,271	1,395,131	4,518,328	3,958,077
Operating income	186,895	167,263	501,249	497,953
Other Income (Expense):
Interest income	3,444	2,924	9,565	8,593
Other, net	96	925	2,584	3,407
Other income (expense), net	3,540	3,849	12,149	12,000
Earnings before income taxes	190,435	171,112	513,398	509,953
Income tax expense	69,829	63,163	190,470	188,518
Net earnings	120,606	107,949	322,928	321,435
Less net earnings attributable to the noncontrolling interest	343	368	550	1,218
Net earnings attributable to shareholders	$120,263	$107,581	$322,378	$320,217
Diluted earnings attributable to shareholders per share	$0.66	$0.59	$1.77	$1.75
Basic earnings attributable to shareholders per share	$0.67	$0.59	$1.79	$1.76
Dividends declared and paid per common share	$—	$—	$0.42	$0.40
Weighted average diluted shares outstanding	181,788	182,692	181,951	182,958
Weighted average basic shares outstanding	179,416	181,177	179,827	181,645

07-November-2017	Expeditors International of Washington, Inc.	Page 4 of 8

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three months ended		Nine months ended
	September 30,		September 30,
	2017	2016	2017	2016
Operating Activities:
Net earnings	$120,606	$107,949	$322,928	$321,435
Adjustments to reconcile net earnings to net cash from operating activities:
Provision for losses on accounts receivable	1,741	1,321	3,187	2,461
Deferred income tax (benefit) expense	(28,854)	(1,439)	(16,000)	2,342
Stock compensation expense	11,210	10,476	39,036	34,264
Depreciation and amortization	12,272	11,882	36,241	34,853
Other, net	377	11	(148)	41
Changes in operating assets and liabilities:
(Increase) decrease in accounts receivable	(126,102)	(58,279)	(123,790)	6,087
Increase in accounts payable and accrued expenses	61,833	38,070	96,132	74,148
Increase (decrease) in income taxes payable, net	38,149	7,197	10,814	(16,612)
Increase in other current assets	(5,872)	(1,395)	(6,147)	(2,089)
Net cash from operating activities	85,360	115,793	362,253	456,930
Investing Activities:
Purchase of property and equipment	(34,462)	(12,659)	(67,603)	(39,973)
Other, net	(261)	1,617	(892)	5,472
Net cash from investing activities	(34,723)	(11,042)	(68,495)	(34,501)
Financing Activities:
Proceeds from issuance of common stock	65,915	57,522	162,781	147,645
Repurchases of common stock	(202,776)	(101,690)	(340,736)	(268,097)
Dividends paid	—	—	(75,726)	(73,000)
Net cash from financing activities	(136,861)	(44,168)	(253,681)	(193,452)
Effect of exchange rate changes on cash and cash equivalents	4,758	1,853	18,932	5,927
(Decrease) increase in cash and cash equivalents	(81,466)	62,436	59,009	234,904
Cash and cash equivalents at beginning of period	1,114,910	980,264	974,435	807,796
Cash and cash equivalents at end of period	$1,033,444	$1,042,700	$1,033,444	$1,042,700
Taxes paid:
Income taxes	$58,257	$58,696	$190,911	$205,049

07-November-2017	Expeditors International of Washington, Inc.	Page 5 of 8

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Business Segment Information
(In thousands)
(Unaudited)

	UNITED STATES	OTHER NORTH AMERICA	LATIN AMERICA	NORTH ASIA	SOUTH ASIA	EUROPE	MIDDLE EAST, AFRICA AND INDIA	ELIMI- NATIONS	CONSOLI- DATED
Three months ended September 30, 2017:
Revenues from unaffiliated customers	$476,575	65,544	24,181	686,915	170,225	273,606	105,120	—	1,802,166
Transfers between geographic areas	26,888	2,782	3,679	5,253	5,681	10,302	5,318	(59,903)	—
Total revenues	$503,463	68,326	27,860	692,168	175,906	283,908	110,438	(59,903)	1,802,166
Net revenues	$257,030	30,664	14,710	138,667	41,411	85,390	29,956	1,314	599,142
Operating income	$74,645	9,215	2,652	72,070	11,697	11,124	5,495	(3)	186,895
Identifiable assets	$1,636,293	100,651	52,238	446,826	143,893	473,509	212,210	3,261	3,068,881
Capital expenditures	$7,398	263	2,436	589	390	23,138	248	—	34,462
Depreciation and amortization	$7,905	405	310	1,313	569	1,309	461	—	12,272
Equity	$1,345,266	52,212	25,709	231,831	102,477	139,688	119,649	(35,751)	1,981,081
Three months ended September 30, 2016:
Revenues from unaffiliated customers	$423,362	56,747	21,592	590,622	154,156	228,256	87,659	—	1,562,394
Transfers between geographic areas	24,610	2,770	3,724	5,368	6,206	9,938	5,551	(58,167)	—
Total revenues	$447,972	59,517	25,316	595,990	160,362	238,194	93,210	(58,167)	1,562,394
Net revenues	$229,773	30,211	14,063	124,251	42,711	74,888	29,363	(1)	545,259
Operating income	$69,457	6,200	3,328	59,682	14,045	7,018	7,534	(1)	167,263
Identifiable assets	$1,410,287	95,390	56,192	480,587	117,333	388,543	237,104	8,788	2,794,224
Capital expenditures	$8,319	720	139	739	319	2,127	296	—	12,659
Depreciation and amortization	$7,566	369	328	1,404	594	1,116	505	—	11,882
Equity	$1,145,293	41,542	37,765	293,383	87,926	129,989	150,395	(32,360)	1,853,933

07-November-2017	Expeditors International of Washington, Inc.	Page 6 of 8

(in thousands)	UNITED STATES	OTHER NORTH AMERICA	LATIN AMERICA	NORTH ASIA	SOUTH ASIA	EUROPE	MIDDLE EAST, AFRICA AND INDIA	ELIMI- NATIONS	CONSOLI- DATED
Nine months ended September 30, 2017:
Revenues from unaffiliated customers	$1,354,811	187,997	69,747	1,873,393	475,163	764,596	293,870	—	5,019,577
Transfers between geographic areas	79,356	8,246	11,073	15,139	16,520	29,288	15,316	(174,938)	—
Total revenues	$1,434,167	196,243	80,820	1,888,532	491,683	793,884	309,186	(174,938)	5,019,577
Net revenues	$737,842	84,630	43,634	371,459	117,634	242,244	89,973	2,964	1,690,380
Operating income	$191,256	26,583	8,349	183,515	37,434	36,189	17,928	(5)	501,249
Identifiable assets at period end	$1,636,293	100,651	52,238	446,826	143,893	473,509	212,210	3,261	3,068,881
Capital expenditures	$19,492	1,066	3,648	2,492	1,172	38,717	1,016	—	67,603
Depreciation and amortization	$23,389	1,163	930	3,995	1,656	3,707	1,401	—	36,241
Equity	$1,345,266	52,212	25,709	231,831	102,477	139,688	119,649	(35,751)	1,981,081
Nine months ended September 30, 2016:
Revenues from unaffiliated customers	$1,248,923	165,527	62,825	1,605,343	442,464	680,035	250,913	—	4,456,030
Transfers between geographic areas	79,617	8,141	11,512	15,849	18,338	30,396	16,452	(180,305)	—
Total revenues	$1,328,540	173,668	74,337	1,621,192	460,802	710,431	267,365	(180,305)	4,456,030
Net revenues	$683,331	88,404	42,264	357,159	128,486	227,068	88,745	(12)	1,615,445
Operating income	$184,876	23,091	11,016	176,621	48,090	31,109	23,162	(12)	497,953
Identifiable assets at period end	$1,410,287	95,390	56,192	480,587	117,333	388,543	237,104	8,788	2,794,224
Capital expenditures	$25,234	1,476	941	2,502	1,325	6,386	2,109	—	39,973
Depreciation and amortization	$22,264	1,113	869	4,111	1,649	3,402	1,445	—	34,853
Equity	$1,145,293	41,542	37,765	293,383	87,926	129,989	150,395	(32,360)	1,853,933

07-November-2017	Expeditors International of Washington, Inc.	Page 7 of 8

Net Revenues (Non-GAAP measure)

We commonly refer to the term “net revenues” when commenting about our Company and the results of its operations. Net revenues are a Non-GAAP measure calculated as revenues less directly related operations expenses attributable to the Company's principal services. We believe that net revenues are a better measure than are total revenues when analyzing and discussing our effectiveness in managing our principal services since total revenues earned as a freight consolidator must consider the carriers' charges to us for carrying the shipment, whereas revenues earned in other capacities include primarily the commissions and fees earned by us. Net revenue is one of our primary operational and financial measures and demonstrates our ability to concentrate and leverage purchasing power through effective consolidation of shipments from customers utilizing a variety of transportation carriers and optimal routings. Using net revenues also provides a commonality for comparison among various services. The following table presents the calculation of net revenues.

	Three months ended		Nine months ended
	September 30,		September 30,
(in thousands)	2017	2016	2017	2016
Total revenues	$1,802,166	$1,562,394	$5,019,577	$4,456,030
Expenses:
Airfreight services	547,595	444,359	1,490,417	1,236,555
Ocean freight and ocean services	411,061	359,991	1,163,051	1,006,710
Customs brokerage and other services	244,368	212,785	675,729	597,320
Net revenues	$599,142	$545,259	$1,690,380	$1,615,445

07-November-2017	Expeditors International of Washington, Inc.	Page 8 of 8